EXHIBIT 99.1

American Express Company	(Preliminary)
Consolidated Statements of Income and Selected Statistical Information
(Millions, except percentages and per share amounts)

	As Reported
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues
Discount revenue	$5,080	$4,772	$4,815	$4,519	$4,697	$4,516	$4,824	$4,643
Net card fees	785	786	771	748	725	747	715	699
Other fees and commissions	790	767	752	713	677	694	702	680
Other	448	436	439	409	515	483	545	486
Total non-interest revenues	7,103	6,761	6,777	6,389	6,614	6,440	6,786	6,508
Interest income
Interest on loans	2,202	2,129	1,947	1,860	1,759	1,690	1,818	1,938
Interest and dividends on investment securities	21	22	23	23	27	34	34	36
Deposits with banks and other	93	91	82	60	35	40	33	31
Total interest income	2,316	2,242	2,052	1,943	1,821	1,764	1,885	2,005
Interest expense
Deposits	241	213	176	149	148	150	150	150
Long-term debt and other	339	354	346	294	265	280	286	275
Total interest expense	580	567	522	443	413	430	436	425
Net interest income	1,736	1,675	1,530	1,500	1,408	1,334	1,449	1,580
Total revenues net of interest expense	8,839	8,436	8,307	7,889	8,022	7,774	8,235	8,088
Provisions for losses
Charge card	205	214	163	213	200	174	153	169
Card Member loans	596	531	404	337	404	319	285	227
Other	32	24	17	23	21	11	25	38
Total provisions for losses	833	769	584	573	625	504	463	434
Total revenues net of interest expense after provisions for losses	8,006	7,667	7,723	7,316	7,397	7,270	7,772	7,654

Expenses
Marketing and promotion	873	814	830	700	1,205	930	788	727
Card Member rewards	1,975	1,900	1,926	1,807	1,758	1,566	1,766	1,703
Card Member services and other	406	363	349	321	292	278	281	282
Salaries and employee benefits	1,436	1,265	1,293	1,264	1,207	1,263	1,451	1,338
Professional services	536	501	521	512	721	630	628	604
Occupancy and equipment	492	568	484	475	506	429	438	465
Other, net	467	429	371	420	547	439	(596)	351
Total expenses	6,185	5,840	5,774	5,499	6,236	5,535	4,756	5,470
Pretax income	1,821	1,827	1,949	1,817	1,161	1,735	3,016	2,184
Income tax provision	3,018	471	609	580	336	593	1,001	758
Net income (loss)	$(1,197)	$1,356	$1,340	$1,237	$825	$1,142	$2,015	$1,426
Net income (loss) attributable to common shareholders (A)	$(1,219)	$1,324	$1,310	$1,206	$800	$1,112	$1,979	$1,394
Effective tax rate	165.7%	25.8%	31.2%	31.9%	28.9%	34.2%	33.2%	34.7%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$(1.41)	$1.51	$1.47	$1.34	$0.88	$1.21	$2.11	$1.45
Average common shares outstanding	865	878	890	899	910	920	938	961
Diluted
Net income (loss) attributable to common shareholders	$(1.41)	$1.50	$1.47	$1.34	$0.88	$1.20	$2.10	$1.45
Average common shares outstanding	865	881	893	903	913	923	941	963
Cash dividends declared per common share	$0.35	$0.35	$0.32	$0.32	$0.32	$0.32	$0.29	$0.29

Selected Statistical Information
Average discount rate (B)	2.40%	2.42%	2.44%	2.45%	2.44%	2.47%	2.43%	2.44%

Net interest income divided by average Card Member loans (C)	9.9%	10.0%	9.4%	9.4%	9.0%	8.8%	8.6%	8.9%
Net interest yield on average Card Member loans (C)	10.5%	10.7%	10.3%	10.3%	9.9%	9.8%	9.5%	9.7%

Please see Appendix II for footnote references

American Express Company	(Preliminary)
Consolidated Statements of Income and Selected Statistical Information
(Millions, except percentages and per share amounts)

	Adjustments (Increase/(Decrease))
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues
Discount revenue	$980	$928	$928	$868	$943	$892	$977	$885
Net card fees	-	-	-	-	-	-	-	-
Other fees and commissions	(12)	(12)	(6)	(2)	(14)	(8)	(11)	(2)
Other	(104)	(65)	(59)	(48)	(96)	(74)	(123)	(60)
Total non-interest revenues	864	851	863	818	833	810	843	823
Interest income
Interest on loans	3	2	3	2	3	2	2	2
Interest and dividends on investment securities	-	-	-	-	-	-	-	-
Deposits with banks and other	-	-	-	-	-	-	-	-
Total interest income	3	2	3	2	3	2	2	2
Interest expense
Deposits	-	-	-	-	-	-	-	-
Long-term debt and other	-	-	-	-	-	-	-	-
Total interest expense	-	-	-	-	-	-	-	-
Net interest income	3	2	3	2	3	2	2	2
Total revenues net of interest expense	867	853	866	820	836	812	845	825
Provisions for losses
Charge card	-	-	-	-	-	-	-	-
Card Member loans	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Total provisions for losses	-	-	-	-	-	-	-	-
Total revenues net of interest expense after provisions for losses	867	853	866	820	836	812	845	825

Expenses
Marketing and business development (D)	662	632	626	585	654	618	693	634
Card Member rewards	287	268	270	254	276	250	266	234
Card Member services and other	(23)	(12)	(8)	(4)	(13)	(4)	(9)	(7)
Salaries and employee benefits	-	-	-	-	-	-	-	-
Professional services	(2)	(7)	(10)	(11)	(18)	(16)	(21)	(20)
Occupancy and equipment	1	(1)	-	(1)	-	-	(1)	-
Other, net (D)	(35)	(31)	(20)	(25)	(35)	(37)	(34)	(38)
Total expenses	890	849	858	798	864	811	894	803
Pretax income	(23)	4	8	22	(28)	1	(49)	22
Income tax provision	(14)	1	4	8	(12)	1	(19)	9
Net income (loss)	$(9)	$3	$4	$14	$(16)	$-	$(30)	$13
Net income (loss) attributable to common shareholders (A)	$(9)	$3	$4	$14	$(16)	$-	$(30)	$13
Effective tax rate	1.4%	-	0.1%	0.1%	(0.3%)	-	(0.1%)	0.1%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$(0.01)	-	$0.01	$0.02	$(0.02)	-	$(0.03)	$0.01
Average common shares outstanding	-	-	-	-	-	-	-	-
Diluted
Net income (loss) attributable to common shareholders	$(0.01)	$0.01	-	$0.01	$(0.02)	$0.01	$(0.03)	$0.01
Average common shares outstanding	-	-	-	-	-	-	-	-
Cash dividends declared per common share	-	-	-	-	-	-	-	-

Selected Statistical Information
Average discount rate (B)	(0.03%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)

Net interest income divided by average Card Member loans (C)	-	-	-	-	-	0.1%	-	-
Net interest yield on average Card Member loans (C)	-	-	-	-	(0.1%)	-	(0.1%)	-

Please see Appendix II for footnote references

American Express Company	(Preliminary)
Consolidated Statements of Income and Selected Statistical Information
(Millions, except percentages and per share amounts)

	As Recast
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues
Discount revenue	$6,060	$5,700	$5,743	$5,387	$5,640	$5,408	$5,801	$5,528
Net card fees	785	786	771	748	725	747	715	699
Other fees and commissions	778	755	746	711	663	686	691	678
Other	344	371	380	361	419	409	422	426
Total non-interest revenues	7,967	7,612	7,640	7,207	7,447	7,250	7,629	7,331
Interest income
Interest on loans	2,205	2,131	1,950	1,862	1,762	1,692	1,820	1,940
Interest and dividends on investment securities	21	22	23	23	27	34	34	36
Deposits with banks and other	93	91	82	60	35	40	33	31
Total interest income	2,319	2,244	2,055	1,945	1,824	1,766	1,887	2,007
Interest expense
Deposits	241	213	176	149	148	150	150	150
Long-term debt and other	339	354	345	294	265	280	286	275
Total interest expense	580	567	522	443	413	430	436	425
Net interest income	1,739	1,677	1,533	1,502	1,411	1,336	1,451	1,582
Total revenues net of interest expense	9,706	9,289	9,173	8,709	8,858	8,586	9,080	8,913
Provisions for losses
Charge card	205	214	163	213	200	174	153	169
Card Member loans	596	531	404	337	404	319	285	227
Other	32	24	17	23	21	11	25	38
Total provisions for losses	833	769	584	573	625	504	463	434
Total revenues net of interest expense after provisions for losses	8,873	8,520	8,589	8,136	8,233	8,082	8,617	8,479

Expenses
Marketing and business development (D)	1,535	1,446	1,456	1,285	1,859	1,548	1,481	1,361
Card Member rewards	2,262	2,168	2,196	2,061	2,034	1,816	2,032	1,937
Card Member services and other	383	351	341	317	279	274	272	275
Salaries and employee benefits	1,436	1,265	1,293	1,264	1,207	1,263	1,451	1,338
Professional services	534	494	511	501	703	614	607	584
Occupancy and equipment	493	567	484	474	506	429	437	465
Other, net (D)	432	398	351	395	512	402	(630)	313
Total expenses	7,075	6,689	6,632	6,297	7,100	6,346	5,650	6,273
Pretax income	1,798	1,831	1,957	1,839	1,133	1,736	2,967	2,206
Income tax provision	3,004	472	613	588	324	594	982	767
Net income (loss)	$(1,206)	$1,359	$1,344	$1,251	$809	$1,142	$1,985	$1,439
Net income (loss) attributable to common shareholders (A)	$(1,228)	$1,327	$1,314	$1,220	$784	$1,112	$1,949	$1,407
Effective tax rate	167.1%	25.8%	31.3%	32.0%	28.6%	34.2%	33.1%	34.8%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$(1.42)	$1.51	$1.48	$1.36	$0.86	$1.21	$2.08	$1.46
Average common shares outstanding	865	878	890	899	910	920	938	961
Diluted
Net income (loss) attributable to common shareholders	$(1.42)	$1.51	$1.47	$1.35	$0.86	$1.21	$2.07	$1.46
Average common shares outstanding	865	881	893	903	913	923	941	963
Cash dividends declared per common share	$0.35	$0.35	$0.32	$0.32	$0.32	$0.32	$0.29	$0.29

Selected Statistical Information
Average discount rate (B)	2.37%	2.40%	2.42%	2.43%	2.42%	2.45%	2.41%	2.42%

Net interest income divided by average Card Member loans (C)	9.9%	10.0%	9.4%	9.4%	9.0%	8.9%	8.6%	8.9%
Net interest yield on average Card Member loans (C)	10.5%	10.7%	10.3%	10.3%	9.8%	9.8%	9.4%	9.7%

Please see Appendix II for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	As Reported
	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Twelve months ended December 31, 2017
Non-interest revenues	$7,923	$5,052	$9,463	$4,333	$259	$27,030
Interest income	5,755	1,029	1,361	1	407	8,553
Interest expense	742	251	540	(262)	841	2,112
Total revenues net of interest expense	12,936	5,830	10,284	4,596	(175)	33,471
Total provision	1,630	367	744	15	3	2,759
Total revenues net of interest expense after provisions for losses	11,306	5,463	9,540	4,581	(178)	30,712
Marketing, promotion, rewards, Card Member services and other	5,695	2,341	3,724	182	322	12,264
Salaries and employee benefits and other operating expenses	2,808	2,029	2,817	2,010	1,370	11,034
Pretax income (loss)	2,803	1,093	2,999	2,389	(1,870)	7,414
Income tax provision	912	181	972	815	1,798	4,678
Net income (loss)	1,891	912	2,027	1,574	(3,668)	2,736

Twelve months ended December 31, 2016
Non-interest revenues	$7,874	$4,785	$9,007	$4,235	$447	$26,348
Interest income	5,082	922	1,209	1	261	7,475
Interest expense	536	219	401	(237)	785	1,704
Total revenues net of interest expense	12,420	5,488	9,815	4,473	(77)	32,119
Total provision	1,065	325	604	25	7	2,026
Total revenues net of interest expense after provisions for losses	11,355	5,163	9,211	4,448	(84)	30,093
Marketing, promotion rewards, Card Member services and other	5,416	2,177	3,398	232	353	11,576
Salaries and employee benefits and other operating expenses	2,058	2,168	2,868	1,921	1,406	10,421
Pretax income (loss)	3,881	818	2,945	2,295	(1,843)	8,096
Income tax provision (benefit)	1,368	163	1,036	837	(716)	2,688
Net income (loss)	2,513	655	1,909	1,458	(1,127)	5,408

Please see Appendix II for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Adjustments (Increase/(Decrease))
	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Twelve months ended December 31, 2017
Non-interest revenues	$1,043	$854	$1,480	$16	$3	$3,396
Interest income	9	1	-	-	-	10
Interest expense	61	7	55	58	(181)	-
Total revenues net of interest expense	991	848	1,425	(42)	184	3,406
Total provision	-	-	-	-	-	-
Total revenues net of interest expense after provisions for losses	991	848	1,425	(42)	184	3,406
Marketing, business development, rewards, Card Member services and other	1,084	955	1,587	169	(258)	3,537
Salaries and employee benefits and other operating expenses	(87)	(268)	(32)	(140)	385	(142)
Pretax income (loss)	(6)	161	(130)	(71)	57	11
Income tax provision (benefit)	(4)	63	(48)	(26)	14	(1)
Net income (loss)	(2)	98	(82)	(45)	43	12

Twelve months ended December 31, 2016
Non-interest revenues	$1,034	$920	$1,366	$33	$(43)	$3,310
Interest income	8	-	-	-	1	9
Interest expense	78	7	71	90	(245)	1
Total revenues net of interest expense	964	913	1,295	(57)	203	3,318
Total provision	-	-	-	-	-	-
Total revenues net of interest expense after provisions for losses	964	913	1,295	(57)	203	3,318
Marketing, business development, rewards, Card Member services and other	1,102	1,057	1,467	232	(266)	3,592
Salaries and employee benefits and other operating expenses	(205)	(226)	(174)	(115)	500	(220)
Pretax income (loss)	67	82	2	(174)	(31)	(54)
Income tax provision (benefit)	25	29	1	(65)	(11)	(21)
Net income (loss)	42	53	1	(109)	(20)	(33)

Please see Appendix II for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	As Recast
	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Twelve months ended December 31, 2017
Non-interest revenues	$8,966	$5,906	$10,943	$4,349	$262	$30,426
Interest income	5,764	1,030	1,361	1	407	8,563
Interest expense	803	258	595	(204)	660	2,112
Total revenues net of interest expense	13,927	6,678	11,709	4,554	9	36,877
Total provision	1,630	367	744	15	3	2,759
Total revenues net of interest expense after provisions for losses	12,297	6,311	10,965	4,539	6	34,118
Marketing, business development, rewards, Card Member services and other	6,779	3,296	5,311	351	64	15,801
Salaries and employee benefits and other operating expenses	2,721	1,761	2,785	1,870	1,755	10,892
Pretax income (loss)	2,797	1,254	2,869	2,318	(1,813)	7,425
Income tax provision	908	244	924	789	1,812	4,677
Net income (loss)	1,889	1,010	1,945	1,529	(3,625)	2,748

Twelve months ended December 31, 2016
Non-interest revenues	$8,908	$5,705	$10,373	$4,268	$404	$29,658
Interest income	5,090	922	1,209	1	262	7,484
Interest expense	614	226	472	(147)	540	1,705
Total revenues net of interest expense	13,384	6,401	11,110	4,416	126	35,437
Total provision	1,065	325	604	25	7	2,026
Total revenues net of interest expense after provisions for losses	12,319	6,076	10,506	4,391	119	33,411
Marketing, business development, rewards, Card Member services and other	6,518	3,234	4,865	464	87	15,168
Salaries and employee benefits and other operating expenses	1,853	1,942	2,694	1,806	1,906	10,201
Pretax income (loss)	3,948	900	2,947	2,121	(1,874)	8,042
Income tax provision (benefit)	1,393	192	1,037	772	(727)	2,667
Net income (loss)	2,555	708	1,910	1,349	(1,147)	5,375

Please see Appendix II for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	As Reported
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$2,091	$1,976	$1,999	$1,857	$1,927	$1,849	$2,069	$2,029
Interest income	1,569	1,509	1,369	1,308	1,235	1,178	1,278	1,391
Interest expense	223	202	171	146	132	125	139	140
Net interest income	1,346	1,307	1,198	1,162	1,103	1,053	1,139	1,251
Total revenues net of interest expense	3,437	3,283	3,197	3,019	3,030	2,902	3,208	3,280
Provisions for losses	532	459	345	294	363	275	237	190
Total revenues net of interest expense after provisions for losses	2,905	2,824	2,852	2,725	2,667	2,627	2,971	3,090
Expenses
Marketing, promotion, rewards, Card Member services and other	1,489	1,440	1,469	1,297	1,425	1,274	1,369	1,348
Salaries and employee benefits and other operating expenses	682	684	714	728	761	738	(96)	655
Total expenses	2,171	2,124	2,183	2,025	2,186	2,012	1,273	2,003
Pretax segment income	734	700	669	700	481	615	1,698	1,087
Income tax provision	227	225	229	231	130	214	631	393
Segment income	$507	$475	$440	$469	$351	$401	$1,067	$694
Effective tax rate	30.9%	32.1%	34.2%	33.0%	27.0%	34.8%	37.2%	36.2%

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	10.5%	10.7%	10.0%	9.8%	9.5%	9.4%	9.0%	9.3%
Net interest yield on average Card Member loans (C)	10.5%	10.6%	10.1%	10.0%	9.6%	9.5%	9.1%	9.5%

Please see Appendix II for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Adjustments (Increase/(Decrease))
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$258	$258	$266	$261	$254	$250	$274	$256
Interest income	2	3	2	2	2	2	2	2
Interest expense	11	17	18	15	17	23	19	19
Net interest income	(9)	(14)	(16)	(13)	(15)	(21)	(17)	(17)
Total revenues net of interest expense	249	244	250	248	239	229	257	239
Provisions for losses	-	-	-	-	-	-	-	-
Total revenues net of interest expense after provisions for losses	249	244	250	248	239	229	257	239
Expenses
Marketing, business development, rewards, Card Member services and other	266	273	278	267	283	267	290	262
Salaries and employee benefits and other operating expenses	18	(21)	(27)	(57)	(20)	(65)	(64)	(56)
Total expenses	284	252	251	210	263	202	226	206
Pretax segment income	(35)	(8)	(1)	38	(24)	27	31	33
Income tax provision	(12)	(5)	-	13	(10)	11	12	12
Segment income	$(23)	$(3)	$(1)	$25	$(14)	$16	$19	$21
Effective tax rate	(0.1%)	(0.3%)	0.1%	0.1%	(0.7%)	0.2%	-	-

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	-	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.2%)	(0.2%)	(0.1%)
Net interest yield on average Card Member loans (C)	-	-	-	-	(0.1%)	(0.1%)	-	(0.1%)

Please see Appendix II for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	As Recast
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$2,349	$2,234	$2,265	$2,118	$2,181	$2,099	$2,343	$2,285
Interest income	1,571	1,512	1,371	1,310	1,237	1,180	1,280	1,393
Interest expense	234	219	189	161	149	148	158	159
Net interest income	1,337	1,293	1,182	1,149	1,088	1,032	1,122	1,234
Total revenues net of interest expense	3,686	3,527	3,447	3,267	3,269	3,131	3,465	3,519
Provisions for losses	532	459	345	294	363	275	237	190
Total revenues net of interest expense after provisions for losses	3,154	3,068	3,102	2,973	2,906	2,856	3,228	3,329
Expenses
Marketing, business development, rewards, Card Member services and other	1,755	1,713	1,747	1,564	1,708	1,541	1,659	1,610
Salaries and employee benefits and other operating expenses	700	663	687	671	741	673	(160)	599
Total expenses	2,455	2,376	2,434	2,235	2,449	2,214	1,499	2,209
Pretax segment income	699	692	668	738	457	642	1,729	1,120
Income tax provision	215	220	229	244	120	225	643	405
Segment income	$484	$472	$439	$494	$337	$417	$1,086	$715
Effective tax rate	30.8%	31.8%	34.3%	33.1%	26.3%	35.0%	37.2%	36.2%

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	10.5%	10.6%	9.9%	9.7%	9.4%	9.2%	8.8%	9.2%
Net interest yield on average Card Member loans (C)	10.5%	10.6%	10.1%	10.0%	9.5%	9.4%	9.1%	9.4%

Please see Appendix II for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	As Reported
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$1,333	$1,277	$1,247	$1,195	$1,198	$1,205	$1,242	$1,140
Interest income	277	271	246	235	230	231	234	227
Interest expense	73	65	60	53	52	55	58	54
Net interest income	204	206	186	182	178	176	176	173
Total revenues net of interest expense	1,537	1,483	1,433	1,377	1,376	1,381	1,418	1,313
Provisions for losses	111	106	84	66	92	84	78	71
Total revenues net of interest expense after provisions for losses	1,426	1,377	1,349	1,311	1,284	1,297	1,340	1,242
Expenses
Marketing, promotion, rewards, Card Member services and other	688	587	561	505	642	554	500	481
Salaries and employee benefits and other operating expenses	519	483	513	514	560	535	567	506
Total expenses	1,207	1,070	1,074	1,019	1,202	1,089	1,067	987
Pretax segment income	219	307	275	292	82	208	273	255
Income tax provision (benefit)	20	21	66	74	(2)	53	45	67
Segment income	$199	$286	$209	$218	$84	$155	$228	$188
Effective tax rate	9.1%	6.8%	24.0%	25.3%	(2.4%)	25.5%	16.5%	26.3%

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	10.1%	11.0%	10.5%	10.6%	10.5%	10.5%	10.4%	10.3%
Net interest yield on average Card Member loans (C)	10.8%	11.6%	11.2%	11.1%	11.0%	11.2%	10.8%	10.8%

Please see Appendix II for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Adjustments (Increase/(Decrease))
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$212	$214	$223	$205	$231	$234	$215	$240
Interest income	1	-	-	-	-	-	-	-
Interest expense	3	1	2	1	2	3	1	1
Net interest income	(2)	(1)	(2)	(1)	(2)	(3)	(1)	(1)
Total revenues net of interest expense	210	213	221	204	229	231	214	239
Provisions for losses	-	-	-	-	-	-	-	-
Total revenues net of interest expense after provisions for losses	210	213	221	204	229	231	214	239
Expenses
Marketing, business development, rewards, Card Member services and other	251	242	241	221	279	251	277	250
Salaries and employee benefits and other operating expenses	(58)	(64)	(73)	(73)	(51)	(63)	(59)	(53)
Total expenses	193	178	168	148	228	188	218	197
Pretax segment income	17	35	53	56	1	43	(4)	42
Income tax provision (benefit)	7	13	21	22	-	16	(2)	15
Segment income	$10	$22	$32	$34	$1	$27	$(2)	$27
Effective tax rate	2.3%	3.1%	2.5%	2.3%	-	2.0%	(0.5%)	1.3%

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.2%)	(0.1%)	-
Net interest yield on average Card Member loans (C)	-	-	-	-	-	-	-	-

Please see Appendix II for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	As Recast
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$1,545	$1,491	$1,470	$1,400	$1,429	$1,439	$1,457	$1,380
Interest income	278	271	246	235	230	231	234	227
Interest expense	76	66	62	54	54	58	59	55
Net interest income	202	205	184	181	176	173	175	172
Total revenues net of interest expense	1,747	1,696	1,654	1,581	1,605	1,612	1,632	1,552
Provisions for losses	111	106	84	66	92	84	78	71
Total revenues net of interest expense after provisions for losses	1,636	1,590	1,570	1,515	1,513	1,528	1,554	1,481
Expenses
Marketing, business development, rewards, Card Member services and other	939	829	802	726	921	805	777	731
Salaries and employee benefits and other operating expenses	461	419	440	441	509	472	508	453
Total expenses	1,400	1,248	1,242	1,167	1,430	1,277	1,285	1,184
Pretax segment income	236	342	328	348	83	251	269	297
Income tax provision (benefit)	27	34	87	96	(2)	69	43	82
Segment income	$209	$308	$241	$252	$85	$182	$226	$215
Effective tax rate	11.4%	9.9%	26.5%	27.6%	(2.4%)	27.5%	16.0%	27.6%

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	10.0%	10.9%	10.4%	10.5%	10.4%	10.3%	10.3%	10.3%
Net interest yield on average Card Member loans (C)	10.8%	11.6%	11.2%	11.1%	11.0%	11.2%	10.8%	10.8%

Please see Appendix II for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	As Reported
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$2,464	$2,360	$2,368	$2,271	$2,297	$2,240	$2,280	$2,190
Interest income	357	351	334	319	296	282	310	321
Interest expense	158	144	129	109	104	98	104	95
Net interest income	199	207	205	210	192	184	206	226
Total revenues net of interest expense	2,663	2,567	2,573	2,481	2,489	2,424	2,486	2,416
Provisions for losses	188	194	154	208	171	134	139	160
Total revenues net of interest expense after provisions for losses	2,475	2,373	2,419	2,273	2,318	2,290	2,347	2,256
Expenses
Marketing, promotion, rewards, Card Member services and other	932	905	949	938	983	808	841	766
Salaries and employee benefits and other operating expenses	719	696	697	705	790	753	596	729
Total expenses	1,651	1,601	1,646	1,643	1,773	1,561	1,437	1,495
Pretax segment income	824	772	773	630	545	729	910	761
Income tax provision	244	243	273	212	163	263	334	276
Segment income	$580	$529	$500	$418	$382	$466	$576	$485
Effective tax rate	29.6%	31.5%	35.3%	33.7%	29.9%	36.1%	36.7%	36.3%

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	7.3%	7.9%	8.0%	8.7%	8.3%	8.3%	8.2%	8.8%
Net interest yield on average Card Member loans (C)	10.5%	10.8%	10.9%	11.1%	10.6%	10.6%	10.3%	10.5%

Please see Appendix II for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Adjustments (Increase/(Decrease))
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$403	$373	$372	$332	$358	$332	$354	$322
Interest income	-	-	-	-	-	-	-	-
Interest expense	10	15	16	14	16	19	19	17
Net interest income	(10)	(15)	(16)	(14)	(16)	(19)	(19)	(17)
Total revenues net of interest expense	393	358	356	318	342	313	335	305
Provisions for losses	-	-	-	-	-	-	-	-
Total revenues net of interest expense after provisions for losses	393	358	356	318	342	313	335	305
Expenses
Marketing, business development, rewards, Card Member services and other	430	407	398	352	399	357	372	339
Salaries and employee benefits and other operating expenses	17	(17)	(11)	(21)	(30)	(65)	(47)	(32)
Total expenses	447	390	387	331	369	292	325	307
Pretax segment income	(54)	(32)	(31)	(13)	(27)	21	10	(2)
Income tax provision	(20)	(12)	(12)	(4)	(10)	9	3	(1)
Segment income	$(34)	$(20)	$(19)	$(9)	$(17)	$12	$7	$(1)
Effective tax rate	(0.5%)	(0.3%)	(0.1%)	-	(0.4%)	0.2%	(0.1%)	(0.1%)

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	(0.4%)	(0.6%)	(0.6%)	(0.6%)	(0.7%)	(0.8%)	(0.7%)	(0.7%)
Net interest yield on average Card Member loans (C)	-	-	(0.1%)	-	(0.1%)	-	-	-

Please see Appendix II for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	As Recast
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$2,867	$2,733	$2,740	$2,603	$2,655	$2,572	$2,634	$2,512
Interest income	357	351	334	319	296	282	310	321
Interest expense	168	159	145	123	120	117	123	112
Net interest income	189	192	189	196	176	165	187	209
Total revenues net of interest expense	3,056	2,925	2,929	2,799	2,831	2,737	2,821	2,721
Provisions for losses	188	194	154	208	171	134	139	160
Total revenues net of interest expense after provisions for losses	2,868	2,731	2,775	2,591	2,660	2,603	2,682	2,561
Expenses
Marketing, business development, rewards, Card Member services and other	1,362	1,312	1,347	1,290	1,382	1,165	1,213	1,105
Salaries and employee benefits and other operating expenses	736	679	686	684	760	688	549	697
Total expenses	2,098	1,991	2,033	1,974	2,142	1,853	1,762	1,802
Pretax segment income	770	740	742	617	518	750	920	759
Income tax provision	224	231	261	208	153	272	337	275
Segment income	$546	$509	$481	$409	$365	$478	$583	$484
Effective tax rate	29.1%	31.2%	35.2%	33.7%	29.5%	36.3%	36.6%	36.2%

Selected Statistical Information
Net interest income divided by average Card Member loans (C)	6.9%	7.3%	7.4%	8.1%	7.6%	7.5%	7.5%	8.1%
Net interest yield on average Card Member loans (C)	10.5%	10.8%	10.8%	11.1%	10.5%	10.6%	10.3%	10.5%

Please see Appendix II for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	As Reported
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$1,142	$1,088	$1,086	$1,017	$1,063	$1,044	$1,087	$1,041
Interest income	-	-	1	-	-	-	1	-
Interest expense	(74)	(65)	(65)	(58)	(57)	(60)	(61)	(59)
Net interest income	74	65	66	58	57	60	62	59
Total revenues net of interest expense	1,216	1,153	1,152	1,075	1,120	1,104	1,149	1,100
Provisions for losses	4	8	-	3	4	8	5	8
Total revenues net of interest expense after provisions for losses	1,212	1,145	1,152	1,072	1,116	1,096	1,144	1,092
Expenses
Marketing, promotion, rewards, Card Member services and other	65	48	37	32	61	55	58	58
Salaries and employee benefits and other operating expenses	522	580	435	473	499	470	489	463
Total expenses	587	628	472	505	560	525	547	521
Pretax segment income	625	517	680	567	556	571	597	571
Income tax provision	212	149	250	204	187	212	224	214
Segment income	$413	$368	$430	$363	$369	$359	$373	$357
Effective tax rate	33.9%	28.8%	36.8%	36.0%	33.6%	37.1%	37.5%	37.5%

Selected Statistical Information
Average discount rate (B)	2.40%	2.42%	2.44%	2.45%	2.44%	2.47%	2.43%	2.44%

Please see Appendix II for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Adjustments (Increase/(Decrease))
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$5	$4	$3	$4	$13	$8	$8	$4
Interest income	-	-	-	-	-	-	-	-
Interest expense	13	14	16	15	22	24	22	22
Net interest income	(13)	(14)	(16)	(15)	(22)	(24)	(22)	(22)
Total revenues net of interest expense	(8)	(10)	(13)	(11)	(9)	(16)	(14)	(18)
Provisions for losses	-	-	-	-	-	-	-	-
Total revenues net of interest expense after provisions for losses	(8)	(10)	(13)	(11)	(9)	(16)	(14)	(18)
Expenses
Marketing, business development, rewards, Card Member services and other	46	43	41	39	74	53	55	50
Salaries and employee benefits and other operating expenses	(31)	(33)	(35)	(41)	(23)	(29)	(34)	(29)
Total expenses	15	10	6	(2)	51	24	21	21
Pretax segment income	(23)	(20)	(19)	(9)	(60)	(40)	(35)	(39)
Income tax provision	(9)	(6)	(8)	(3)	(22)	(15)	(13)	(15)
Segment income	$(14)	$(14)	$(11)	$(6)	$(38)	$(25)	$(22)	$(24)
Effective tax rate	(0.2%)	-	(0.2%)	-	(0.3%)	-	-	(0.1%)

Selected Statistical Information
Average discount rate (B)	(0.03%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)

Please see Appendix II for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	As Recast
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$1,147	$1,092	$1,089	$1,021	$1,076	$1,052	$1,095	$1,045
Interest income	-	-	1	-	-	-	1	-
Interest expense	(61)	(51)	(49)	(43)	(35)	(36)	(39)	(37)
Net interest income	61	51	50	43	35	36	40	37
Total revenues net of interest expense	1,208	1,143	1,139	1,064	1,111	1,088	1,135	1,082
Provisions for losses	4	8	-	3	4	8	5	8
Total revenues net of interest expense after provisions for losses	1,204	1,135	1,139	1,061	1,107	1,080	1,130	1,074
Expenses
Marketing, business development, rewards, Card Member services and other	111	91	78	71	135	108	113	108
Salaries and employee benefits and other operating expenses	491	547	400	432	476	441	455	434
Total expenses	602	638	478	503	611	549	568	542
Pretax segment income	602	497	661	558	496	531	562	532
Income tax provision	203	143	242	201	165	197	211	199
Segment income	$399	$354	$419	$357	$331	$334	$351	$333
Effective tax rate	33.7%	28.8%	36.6%	36.0%	33.3%	37.1%	37.5%	37.4%

Selected Statistical Information
Average discount rate (B)	2.37%	2.40%	2.42%	2.43%	2.42%	2.45%	2.41%	2.42%

Please see Appendix II for footnote references

American Express Company	(Preliminary)
Appendix I
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	As Reported
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Consolidated
Net interest income	$1,736	$1,675	$1,530	$1,500	$1,408	$1,334	$1,449	$1,580
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	301	315	302	252	238	261	247	238
Interest income not attributable to the Company's Card Member loan portfolio (F)	(177)	(174)	(155)	(130)	(94)	(104)	(102)	(103)
Adjusted net interest income (G)	$1,860	$1,816	$1,677	$1,622	$1,552	$1,491	$1,594	$1,715
Average Card Member loans including Held for Sale (billions)	$70.1	$67.1	$65.1	$63.9	$62.6	$60.3	$67.6	$70.8
Net interest income divided by average Card Member loans (H)	9.9%	10.0%	9.4%	9.4%	9.0%	8.8%	8.6%	8.9%
Net interest yield on average Card Member loans (I)	10.5%	10.7%	10.3%	10.3%	9.9%	9.8%	9.5%	9.7%

U.S. Consumer Services
Net interest income	$1,346	$1,307	$1,198	$1,162	$1,103	$1,053	$1,139	$1,251
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	36	33	28	23	21	20	20	19
Interest income not attributable to the Company's Card Member loan portfolio (F)	(31)	(29)	(23)	(18)	(8)	(6)	(5)	(5)
Adjusted net interest income (G)	$1,351	$1,311	$1,203	$1,167	$1,116	$1,067	$1,154	$1,265
Average Card Member loans including Held for Sale (billions)	$51.1	$49.0	$47.7	$47.2	$46.5	$44.8	$50.8	$53.8
Net interest income divided by average Card Member loans (H)	10.5%	10.7%	10.0%	9.8%	9.5%	9.4%	9.0%	9.3%
Net interest yield on average Card Member loans (I)	10.5%	10.6%	10.1%	10.0%	9.6%	9.5%	9.1%	9.5%

International Consumer and Network Services
Net interest income	$204	$206	$186	$182	$178	$176	$176	$173
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	20	17	14	10	11	12	10	11
Interest income not attributable to the Company's Card Member loan portfolio (F)	(3)	(4)	(3)	(3)	-	-	(4)	(3)
Adjusted net interest income (G)	$221	$219	$197	$189	$189	$188	$182	$181
Average Card Member loans (billions)	$8.1	$7.5	$7.1	$6.9	$6.8	$6.7	$6.8	$6.8
Net interest income divided by average Card Member loans (H)	10.1%	11.0%	10.5%	10.6%	10.5%	10.5%	10.4%	10.3%
Net interest yield on average Card Member loans (I)	10.8%	11.6%	11.2%	11.1%	11.0%	11.2%	10.8%	10.8%

Global Commercial Services
Net interest income	$199	$207	$205	$210	$193	$184	$206	$226
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	119	108	99	83	81	79	80	72
Interest income not attributable to the Company's Card Member loan portfolio (F)	(30)	(29)	(27)	(27)	(26)	(28)	(29)	(28)
Adjusted net interest income (G)	$288	$286	$277	$266	$248	$235	$257	$270
Average Card Member loans including Held for Sale (billions)	$10.9	$10.5	$10.2	$9.7	$9.3	$8.8	$10.0	$10.3
Net interest income divided by average Card Member loans (H)	7.3%	7.9%	8.0%	8.7%	8.3%	8.3%	8.2%	8.8%
Net interest yield on average Card Member loans (I)	10.5%	10.8%	10.9%	11.1%	10.6%	10.6%	10.3%	10.5%

Please see Appendix II for footnote references

American Express Company	(Preliminary)
Appendix I
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Adjustments (Increase/(Decrease))
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Consolidated
Net interest income	$3	$2	$3	$2	$3	$2	$2	$2
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	(4)	(6)	(7)	(5)	(7)	(6)	(9)	(8)
Interest income not attributable to the Company's Card Member loan portfolio (F)	-	1	-	-	-	-	-	-
Adjusted net interest income (G)	$(1)	$(3)	$(4)	$(3)	$(4)	$(4)	$(7)	$(6)
Average Card Member loans including Held for Sale (billions)	$-	$-	$-	$-	$-	$-	$-	$-
Net interest income divided by average Card Member loans (H)	-	-	-	-	-	0.1%	-	-
Net interest yield on average Card Member loans (I)	-	-	-	-	(0.1%)	-	(0.1%)	-

U.S. Consumer Services
Net interest income	$(9)	$(14)	$(16)	$(13)	$(15)	$(21)	$(17)	$(17)
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	9	11	13	11	12	17	12	12
Interest income not attributable to the Company's Card Member loan portfolio (F)	-	-	-	-	-	-	(1)	-
Adjusted net interest income (G)	$-	$(3)	$(3)	$(2)	$(3)	$(4)	$(6)	$(5)
Average Card Member loans including Held for Sale (billions)	$-	$-	$-	$-	$-	$-	$-	$-
Net interest income divided by average Card Member loans (H)		(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.2%)	(0.2%)	(0.1%)
Net interest yield on average Card Member loans (I)	-	-	-	-	(0.1%)	(0.1%)	-	(0.1%)

International Consumer and Network Services
Net interest income	$(2)	$(1)	$(2)	$(1)	$(2)	$(3)	$(1)	$(1)
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	2	1	2	2	2	4	2	1
Interest income not attributable to the Company's Card Member loan portfolio (F)	-	1	-	(1)	-	-	-	-
Adjusted net interest income (G)	$-	$1	$-	$-	$-	$1	$1	$-
Average Card Member loans (billions)	$-	$-	$-	$-	$-	$-	$-	$-
Net interest income divided by average Card Member loans (H)	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.2%)	(0.1%)	(0.2%)
Net interest yield on average Card Member loans (I)	-	-	-	-	-	-	-	-

Global Commercial Services
Net interest income	$(10)	$(15)	$(16)	$(14)	$(17)	$(19)	$(19)	$(17)
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	9	14	15	13	16	18	17	16
Interest income not attributable to the Company's Card Member loan portfolio (F)	-	-	-	-	(1)	1	1	(1)
Adjusted net interest income (G)	$(1)	$(1)	$(1)	$(1)	$(2)	$-	$(1)	$(2)
Average Card Member loans including Held for Sale (billions)	$-	$-	$-	$-	$-	$-	$-	$-
Net interest income divided by average Card Member loans (H)	(0.4%)	(0.6%)	(0.6%)	(0.6%)	(0.7%)	(0.8%)	(0.7%)	(0.7%)
Net interest yield on average Card Member loans (I)	-	-	(0.1%)	-	(0.1%)	-	-	-

Please see Appendix II for footnote references

American Express Company	(Preliminary)
Appendix I
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	As Recast
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Consolidated
Net interest income	$1,739	$1,677	$1,533	$1,502	$1,411	$1,336	$1,451	$1,582
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	297	309	295	247	231	255	238	230
Interest income not attributable to the Company's Card Member loan portfolio (F)	(177)	(173)	(155)	(130)	(94)	(104)	(102)	(103)
Adjusted net interest income (G)	$1,859	$1,813	$1,673	$1,619	$1,548	$1,487	$1,587	$1,709
Average Card Member loans including Held for Sale (billions)	$70.1	$67.1	$65.1	$63.9	$62.6	$60.3	$67.6	$70.8
Net interest income divided by average Card Member loans (H)	9.9%	10.0%	9.4%	9.4%	9.0%	8.9%	8.6%	8.9%
Net interest yield on average Card Member loans (I)	10.5%	10.7%	10.3%	10.3%	9.8%	9.8%	9.4%	9.7%

U.S. Consumer Services
Net interest income	$1,337	$1,293	$1,182	$1,149	$1,088	$1,032	$1,122	$1,234
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	45	44	41	34	33	37	32	31
Interest income not attributable to the Company's Card Member loan portfolio (F)	(31)	(29)	(23)	(18)	(8)	(6)	(6)	(5)
Adjusted net interest income (G)	$1,351	$1,308	$1,200	$1,165	$1,113	$1,063	$1,148	$1,260
Average Card Member loans including Held for Sale (billions)	$51.1	$49.0	$47.7	$47.2	$46.5	$44.8	$50.8	$53.8
Net interest income divided by average Card Member loans (H)	10.5%	10.6%	9.9%	9.7%	9.4%	9.2%	8.8%	9.2%
Net interest yield on average Card Member loans (I)	10.5%	10.6%	10.1%	10.0%	9.5%	9.4%	9.1%	9.4%

International Consumer and Network Services
Net interest income	$202	$205	$184	$181	$176	$173	$175	$172
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	22	18	16	12	13	16	12	12
Interest income not attributable to the Company's Card Member loan portfolio (F)	(3)	(3)	(3)	(4)	-	-	(4)	(3)
Adjusted net interest income (G)	$221	$220	$197	$189	$189	$189	$183	$181
Average Card Member loans (billions)	$8.1	$7.5	$7.1	$6.9	$6.8	$6.7	$6.8	$6.8
Net interest income divided by average Card Member loans (H)	10.0%	10.9%	10.4%	10.5%	10.4%	10.3%	10.3%	10.1%
Net interest yield on average Card Member loans (I)	10.8%	11.6%	11.2%	11.1%	11.0%	11.2%	10.8%	10.8%

Global Commercial Services
Net interest income	$189	$192	$189	$196	$176	$165	$187	$209
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (E)	128	122	114	96	97	97	97	88
Interest income not attributable to the Company's Card Member loan portfolio (F)	(30)	(29)	(27)	(27)	(27)	(27)	(28)	(29)
Adjusted net interest income (G)	$287	$285	$276	$265	$246	$235	$256	$268
Average Card Member loans including Held for Sale (billions)	$10.9	$10.5	$10.2	$9.7	$9.3	$8.8	$10.0	$10.3
Net interest income divided by average Card Member loans (H)	6.9%	7.3%	7.4%	8.1%	7.6%	7.5%	7.5%	8.1%
Net interest yield on average Card Member loans (I)	10.5%	10.8%	10.8%	11.1%	10.5%	10.6%	10.3%	10.5%

Please see Appendix II for footnote references

Appendix II	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.  None of the prior period financial information was materially misstated.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $2 million, $11 million, $11 million, $10 million, $6 million, $9 million, $17 million and $11 million in Q4'17, Q3'17, Q2'17, Q1'17, Q4'16, Q3'16, Q2'16 and Q1'16, respectively, and full year of $21 million and $43 million for the years ending December 31, 2017 and 2016, respectively; and (ii) dividends on preferred shares of $20 million, $21 million, $19 million, $21 million, $19 million, $21 million, $19 million and $21 million in Q4'17, Q3'17, Q2'17, Q1'17, Q4'16, Q3'16, Q2'16 and Q1'16, respectively, and full year of $81 million and $80 million for the years ending December 31, 2017 and 2016, respectively.

(B)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.  Effective January 1, 2018, the Company also began including billings volumes related to certain business-to-business products in the calculation of the average discount rate to reflect our expanding business to business product offerings.  Prior periods have been conformed to the current period presentation.

(C)
See Appendix I for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans.

(D)
Includes reclassification of certain business development expenses from Other expenses to Marketing and business development that are not directly attributable to the adoption of the new revenue recognition guidance.  Total reclassification was $144 million and $6 million for 2017 and 2016 respectively.  Prior periods have been conformed to the current period presentation.

(E)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(F)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and our Travelers Cheque and other stored-value investment portfolio.
(G)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans and loans Held For Sale (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(H)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(I)
Net interest yield on average Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation.  The Company believes net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.